Exhibit 10.49

TDS FRANCHISING, LLC

500 SOUTH BUENA VISTA STREET

BURBANK, CALIFORNIA  91521

April 5, 2006

Hoop Retail Stores, LLC

Hoop Canada, Inc.
c/o The Children’s Place Retail Stores, Inc.
915 Secaucus Road
Secaucus, New Jersey  07094

Facsimile: (201) 558-2837

Attention:  Chief Financial Officer

Re:  Date for Initial Minimum Refurbishment Commitment

Ladies and Gentlemen:

We refer to the License and Conduct of Business Agreement dated as of November 21, 2004 (as amended to date, the “License Agreement”), by and amongst TDS Franchising, LLC (“TDSF”), Hoop Retail Stores, LLC, as successor to The Disney Store, LLC (“Hoop USA”), and Hoop Canada, Inc., as successor to The Disney Store (Canada) Ltd. (“Hoop Canada”). Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the License Agreement.

We hereby agree that the first reference to “January 1, 2008” in Section 9.3.5(b) of the License Agreement shall be changed to “January 1, 2009,” which shall have the effect of extending the completion date for the Initial Minimum Refurbishment Commitment by one (1) year.

If you agree with the foregoing, please so indicate by executing this letter in the place provided below and returning a fully executed original of this letter to the undersigned, whereupon this letter will be deemed a binding amendment to the License Agreement. Except as specifically provided herein, all other terms and conditions of the License Agreement shall not be modified, changed or amended in any manner whatsoever and shall remain in full force and effect.

Sincerely,

TDS FRANCHISING, LLC

By:	/s/ James M. Kapenstein

Name:	James M. Kapenstein

Title:	Vice President

[Signature Page to Letter Regarding Initial Minimum Refurbishment Commitment]

ACCEPTED AND AGREED TO AS OF THE DATE FIRST SET FORTH ABOVE:

HOOP RETAIL STORES, LLC

	By:	/s/ Steven Balasiano
Name: Steve Balasiano
Title: Senior Vice President and Secretary

HOOP CANADA, INC.

	By:	/s/ Steven Balasiano
Name: Steve Balasiano
Title: Senior Vice President and Secretary

cc:	Hoop Retail Stores, LLC
Hoop Canada, Inc.
c/o The Children’s Place Retail Stores, Inc.
915 Secaucus Road
Secaucus, New Jersey 07094
Facsimile: (201) 558-2825
Attention: General Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Facsimile: (212) 806-6006
Attention: Jeffrey S. Lowenthal, Esq.